                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12
                                MPF BANCORP, INC
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                M&F BANCORP, INC.

              _____________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 30, 2002
              _____________________________________________________


TO OUR STOCKHOLDERS:

You are invited to attend the 2002 annual meeting of stockholders of M&F Bancorp, Inc. to be held at the M&F Corporate Center Auditorium, 2634 Chapel Hill Boulevard, Durham, North Carolina on Tuesday, April 30, 2002 at 10:00 a.m. Eastern Time. At the annual meeting, you will be asked to:

     1. Elect seven people to serve on the Board of Directors of M&F Bancorp, Inc. until the annual meeting of stockholders in 2003 or until their successors are elected and qualified.

     2. Approve an amendment to the Bylaws of M&F Bancorp, Inc. which provides that if and when the number of directors on the M&F Bancorp, Inc. Board of Directors is nine or more, the terms of directors will, without any requirement for stockholder approval, be staggered so that the terms of approximately one-third of the directors will expire each year.

     3. Ratify the selection of Deloitte & Touche, L.L.P. as the independent auditor for M&F Bancorp, Inc. for the fiscal year ending December 31, 2002.

     4. Consider any other business that may properly be brought before the annual meeting or any adjournment of the annual meeting. M&F Bancorp, Inc.'s Board of Directors does not know of any other business to be considered at the annual meeting.

Stockholders of record at the close of business on March 18, 2002 are entitled to vote at the annual meeting or any adjournment of the annual meeting. If a quorum is not present at the time of the annual meeting, the meeting may be adjourned so that M&F Bancorp, Inc. can solicit more proxies.

                                        BY ORDER OF THE BOARD OF DIRECTORS



                                        Fohliette W. Becote
                                        Corporate Secretary/Treasurer

Durham, North Carolina
March 28, 2002

We urge you to complete, sign and return the enclosed proxy as soon as possible, whether or not you plan to attend the annual meeting in person. If you do attend the annual meeting, you then may withdraw your proxy and vote in person. You may withdraw your proxy at any time prior to voting.

                                M&F BANCORP, INC.
                             2634 Chapel Hill Blvd.
                          Durham, North Carolina 27707
                                 (919) 683-1521

________________________________________________________________________________

                                 PROXY STATEMENT
________________________________________________________________________________

M&F Bancorp, Inc. is sending this proxy statement to you for the solicitation of proxies by the Board of Directors of M&F Bancorp, Inc. to be voted at the annual stockholders' meeting. This proxy statement and the enclosed proxy are being mailed to stockholders on or about March 28, 2002.

                      INFORMATION ABOUT THE ANNUAL MEETING

When and Where is the Annual Meeting?

The annual meeting will be held at 10:00 a.m. Eastern Time on Tuesday, April 30, 2002 at the M&F Corporate Center Auditorium, 2634 Chapel Hill Boulevard, Durham, North Carolina.

What Matters Will be Voted on at the Annual Meeting?

At the annual meeting, you will be asked to:

..    Elect seven people to serve on the Board of Directors of M&F Bancorp, Inc.
     until the annual meeting of stockholders in 2003 or until their successors are elected and qualified.

..    Approve an amendment to the Bylaws of M&F Bancorp, Inc. which provides that if and when the number of directors on the M&F Bancorp, Inc. Board of Directors is nine or more, the terms of directors will, without any requirement for stockholder approval, be staggered so that the terms of approximately one-third of the directors will expire each year.

..    Ratify the selection of Deloitte & Touche, L.L.P. as the independent auditor for M&F Bancorp, Inc. for the fiscal year ending December 31, 2002.

..    Consider any other business that may properly come before the annual meeting or any adjournment of the annual meeting.

Who is Entitled to Vote?

Only stockholders of record at the close of business on the record date, March 18, 2002, are entitled to receive notice of the annual meeting and to vote at the annual meeting. On March 18, 2002, there were 853,725 shares of M&F Bancorp, Inc. common stock outstanding and there were approximately 1,220 stockholders of record. Each share of M&F Bancorp, Inc. common stock is entitled to one vote on each matter considered at the meeting.

What Constitutes a Quorum?

The presence at the annual meeting, in person or by proxy, of a majority of the outstanding shares eligible to vote at the annual meeting is required for a quorum to exist at the annual meeting.

What Vote is Required to Approve Each Proposal?

Election of Directors. The seven nominees for election as directors who receive the greatest number of votes will be elected directors. Votes may be cast in favor of some or all of the nominees or withheld as to some or all of the nominees. Stockholders can cumulate their votes in the election of directors.

Amendment to Bylaws. Approval of a majority of all shares of M&F Bancorp, Inc. common stock voted on the proposal is required in order for the Bylaws of M&F Bancorp, Inc. to be amended to provide that if and when the number of directors is nine or more, the terms of directors will, without any requirement for stockholder approval, be staggered so that the terms of approximately one-third of the directors will expire each year.

Ratification of Accountants. The Board of Directors has selected Deloitte & Touche, L.L.P. to act as the independent auditor for M&F Bancorp, Inc. for the fiscal year ending December 31, 2002. Ratification of this action will require the favorable vote of at least a majority of all shares of M&F Bancorp, Inc. common stock which are voted on the measure.

Other Matters. Any other matters presented for consideration at the annual meeting or any adjournment of the annual meeting will require the vote of at least a majority of all shares of M&F Bancorp, Inc. common stock present and voting on the matter. Management currently knows of no other matters to be presented at the annual meeting.

Abstention and Broker Non-Votes. Abstentions and broker "non-votes" are not counted as votes cast and, therefore, will have no effect on the vote for any proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee has not received instructions from the beneficial owner and, therefore, does not have discretionary voting power for that particular item.

How Do I Vote?

If you complete and sign the enclosed proxy and return it to M&F Bancorp, Inc., it will be voted as you direct. If you return your proxy but do not give directions for one or more of the proposals, any directions you give will be followed and the proxy will be voted FOR each of the proposals on which no
                                     ---
directions are given. If any other matters are properly presented at the annual meeting for consideration, the people named in the proxy will have discretion to vote on those matters according to their best judgment. "Street name" stockholders who wish to vote in person at the annual meeting will need to obtain a proxy form from the institution that holds their shares.

Can I Change My Vote After I Return My Proxy Card?

Yes. Even after you have submitted your proxy, your proxy can be withdrawn at any time before it is voted by:

     . delivering written notice to Fohliette W. Becote, Corporate Secretary, M&F Bancorp, Inc., 2634 Chapel Hill Boulevard, Durham, North Carolina 27707, before the vote at the annual meeting, or
                                                        --
     .    completing and returning a later dated proxy, or
                                                        --
     .    attending the annual meeting and voting in person.

Who Pays the Cost of Soliciting Proxies?

M&F Bancorp, Inc. will bear the cost of soliciting proxies for the annual meeting. In addition to soliciting proxies by mail, M&F Bancorp, Inc.'s and Mechanics & Farmers Bank's directors, officers and employees may solicit proxies personally or by telephone or fax. No director, officer or employee of M&F Bancorp, Inc. or Mechanics & Farmers Bank who solicits proxies will receive any compensation for their solicitation efforts other than their regular compensation for the positions they hold. M&F Bancorp, Inc. does not intend to pay any compensation to any other people for the solicitation of proxies. However, it will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses related to mailing proxy materials to beneficial owners.

                                 STOCK OWNERSHIP

Who are the Owners of the Greatest Percentage of M&F Bancorp, Inc. Common Stock?

The following table shows all persons or "groups," as defined in the Securities Exchange Act of 1934, as amended, who are known to M&F Bancorp, Inc. to own beneficially more than 5% of the M&F Bancorp, Inc. common stock:

Name and Address of                             Amount and Nature                   Percent of Outstanding
 Beneficial Owner                           of Beneficial Ownership/1/          Common Stock on March 18, 2002/2/
 ----------------                           --------------------------          ---------------------------------
Mrs. Vivian M. Sansom                                90,399                                   9.97%
1521 Cross Link Road
Raleigh, NC 27610

Mrs. Selena W. Wheeler                               87,417                                   9.64%
302 Formosa Avenue
Durham, NC 27707

North Carolina Mutual                                78,000                                   8.60%
411 W. Chapel Hill Street
Durham, NC 27701

___________________________________________________

/1/ Unless otherwise noted, all shares are owned directly of record by the named individuals, their spouses and minor children, or by other entities controlled by the named individuals.
/2/ Based upon a total of 853,725 shares of M&F Bancorp, Inc.'s common stock outstanding as of March 18, 2002 and 53,280 stock options that have vested or are exercisable within 60 days under the Mechanics & Farmers Bank Incentive Stock Option Plan of 1999.

How Much Stock Do M&F Bancorp, Inc.'s and Mechanics & Farmers Bank's Directors and Executive Officers Own?

The following table shows the beneficial ownership of M&F Bancorp, Inc. common stock as of March 18, 2002 by:

     .    Each director and director nominee;
     . Those people who were executive officers in 2001 and received salaries and bonuses in excess of $100,000 during 2001; and
     . All directors, director nominees and named executive officers as a group.

For purposes of this table, and according to Rule 13d-3 under the Securities Exchange Act of 1934, a person is the beneficial owner of any shares if he or she has voting and/or investment power over those shares. The table includes shares owned by spouses, other immediate family members and in trust, shares held in retirement accounts or funds for the benefit of the named individuals, and other forms of ownership where the people named in the table possess voting and/or investment power over the shares.

                                                                Amount and Nature of      Percent of Outstanding
Name and Address of Beneficial Owner                           Beneficial Ownership/1/        Common Stock/2/
------------------------------------                           -----------------------        ---------------
 Willie T. Closs, Jr.,                                                  200                          *
 Director Nominee of M&F Bancorp, Inc.
 411 West Chapel Hill Street
 Durham, NC 27701

 Genevia Gee Fulbright,                                                 527                          *
 Director of M&F Bancorp, Inc.
 and Mechanics & Farmers Bank
 P.O. Box 13156
 Research Triangle Park, NC 27709-3156

 Lee Johnson, Jr., President and                                    17,544/3/                       1.93%
 Director of M&F Bancorp, Inc.
 and Mechanics & Farmers Bank
 2634 Chapel Hill Boulevard
 Durham, NC 27707

 Benjamin S. Ruffin,                                                  4,645                          *
 Director of M&F Bancorp, Inc.
 and Mechanics & Farmers Bank
 8 West 3/rd/ Street
 Winston-Salem, NC 27101

 Cedrick L. Russell                                                     352                          *
 Director of Mechanics & Farmers Bank
 822 Carl Russell Avenue
 Winston-Salem, NC 27101

 Joseph M. Sansom,                                                      924                          *
 Director of M&F Bancorp, Inc.
 and Mechanics & Farmers Bank
 Albemarle Building, Room 100
 325 North Salisbury Street
 Raleigh, NC 27603-1385

 J.C. Scarborough III                                                 6,900                          *
 Director of Mechanics & Farmers Bank
 P.O. Box 1075
 Durham, NC 27702

 E. Elaine Small, Vice President                                    14,590/4/                       1.61%
 of M&F Bancorp, Inc.
 2634 Chapel Hill Boulevard
 Durham, NC 27707

 Maceo K. Sloan,                                                      7,868                          *

 Director of M&F Bancorp, Inc.
 and Mechanics & Farmers Bank
 103 West Main Street, 4th Floor
 Durham, NC 27703-3638

                                                                Amount and Nature of        Percent of Outstanding
Name and Address of Beneficial Owner                           Beneficial Ownership/1/        Common Stock/2/
------------------------------------                           -----------------------        ---------------
 Aaron L. Spaulding,                                                 15,261/5/                     1.68%
 Director of M&F Bancorp, Inc.
 and Mechanics & Farmers Bank
 5400 Glenwood Avenue, Suite 200
 Raleigh, NC 27612-3747

 Walter S. Tucker                                                      2,271                          *
 Director of Mechanics & Farmers Bank
 3001 Maple Grove Drive
 Charlotte, NC 28216-3627

Directors, Director Nominees, and Named                              70,882/6/                     7.81%
Executive Officers as a group (11 people)

* Represents less than 1% of M&F Bancorp Inc.'s outstanding common stock.

________________________________________________________

/1/ Unless otherwise noted, all shares are owned directly of record by the named individuals, their spouses and minor children, or by other entities controlled by the named individuals.
/2/ Based upon a total of 853,725 shares of M&F Bancorp, Inc. common stock outstanding as of March 18, 2002 and 53,280 stock options that have vested or are exercisable within 60 days under the Mechanics & Farmers Bank Incentive Stock Option Plan of 1999.
/3/ Includes 16,200 shares of common stock in which Mr. Johnson has the right to acquire beneficial interest within 60 days by the exercise of options granted under the Mechanics & Farmers Bank Incentive Stock Option Plan of 1999.
/4/ Includes 14,040 shares of common stock in which Ms. Small has the right to acquire beneficial interest within 60 days by the exercise of options granted under the Mechanics & Farmers Bank Incentive Stock Option Plan of 1999.
/5/ Includes 10,161 shares of common stock held in trust and for which Mr. Spaulding serves as trustee and, as such, has certain voting and investment powers over these shares.
/6/ Includes 30,240 shares of common stock in which individuals within the group have a right to acquire beneficial interest within 60 days by exercise of stock options granted under the Mechanics & Farmers Bank Incentive Stock Option Plan of 1999.

                               EXECUTIVE OFFICERS

The following table provides information about the executive officers of M&F Bancorp, Inc. and Mechanics & Farmers Bank.

                                                                                                Has Served M&F Bancorp,
                                                                                                 Inc. or Mechanics and
Name                       Age           Positions Held During Past Five Years                    Farmers Bank Since
----                       ---           -------------------------------------                    ------------------
Lee Johnson, Jr.           58            President of M&F Bancorp, Inc., President/Chief                 1968
                                         Operating Officer of Mechanics & Farmers
                                         Bank, October 2000 to the present; Vice
                                         President of M&F Bancorp, Inc., Executive
                                         Vice President/Chief Financial Officer/Financial

                                         Group Executive of Mechanics & Farmers
                                         Bank, April 1996 to October 2000

Fohliette W. Becote        43            Secretary and Treasurer of M&F Bancorp, Inc.,                  1983
                                         September 1999 to the present, Senior Vice
                                         President/Chief Financial Officer, and Corporate
                                         Secretary of Mechanics & Farmers Bank,
                                         October 2000 to the present; Senior Vice President/
                                         Comptroller and Corporate Secretary of Mechanics
                                         and Farmers Bank, January 1997 to October 2000

W. Donald Harrington       39            Senior Vice President/Credit Group Executive of                1994
                                         Mechanics & Farmers Bank, May 1997to the present;
                                         Vice President/Credit Administration, 1994 to April 1997

Harold G. Sellars          49            Senior Vice President/Banking Group Executive of               1998
                                         Mechanics & Farmers Bank, January 1998 to the
                                         present; Senior Vice President/Director of CRA
                                         Compliance at United Carolina Bank, January 1989
                                         to January 1998

E. Elaine Small            52            Vice President of M&F Bancorp, Inc. October 2000 to            1972
                                         present, Executive Vice President/Operations
                                         Group Executive of   Mechanics & Farmers Bank,
                                         October 2000 to present; Senior Vice President/
                                         Operations Group Executive of Mechanics & Farmers
                                         Bank, April 1994 to October 2000

                    THE BOARD OF DIRECTORS AND ITS COMMITTEES

How Often Did the Board of Directors of M&F Bancorp, Inc. Meet During 2001?

During the year ended December 31, 2001, the Board of Directors of M&F Bancorp, Inc. held six meetings. No director of M&F Bancorp, Inc. attended less than 75% of the total meetings of the Board and any committees on which each director served during this period.

How Often Did the Board of Directors of Mechanics & Farmers Bank Meet During
2001?

During the year ended December 31, 2001, the Board of Directors of Mechanics & Farmers Bank held six meetings. Except as noted below, no director of Mechanics & Farmers Bank attended less than 75% of the total meetings of the Board and any committees on which each director served during this period. Mr. Scarborough attended less than 75% of the meetings of the Board of Mechanics & Farmers Bank during 2001. Mr. Sloan attended less than 75% of the total meetings of a committee on which he served during 2001.

What Committees Have Been Established?

The Board of Directors of M&F Bancorp, Inc. has two standing committees, an Audit Committee and a Strategic Issues Committee.

Audit Committee. The Audit Committee, among other responsibilities:

         . Reviews and approves the services of M&F Bancorp, Inc.'s and
           Mechanics & Farmers Bank's independent auditors;
         . Reviews the plan, scope and audit results of the internal auditors and the independent auditors;
         . Reviews the reports of bank regulatory authorities; and . Reviews the annual and other reports to the Securities and Exchange
           Commission and the annual report to M&F Bancorp Inc.'s stockholders.

The Audit Committee consists of directors G.G. Fulbright (chairman of the committee), B.S. Ruffin, J.M. Sansom and M.K. Sloan. There were six meetings of the Audit Committee during the year ended December 31, 2001.

The Board of Directors of Mechanics & Farmers Bank has several standing committees, including the Executive Committee and Compensation and Management Development Committee.

Executive Committee. The Executive Committee of Mechanics & Farmers Bank may act, between meetings of the Board of Directors of Mechanics & Farmers Bank, with all the authority of the full Board of Directors. The members of the Executive Committee are B.S. Ruffin (chairman of the committee), Lee Johnson, Jr., J.M. Sansom, M.K. Sloan, and A.L. Spaulding. The committee met six times during 2001.

Compensation and Management Development Committee. The Compensation and Management Development Committee reviews and recommends compensation arrangements for senior management of M&F Bancorp, Inc. and Mechanics & Farmers Bank. The members of the Compensation and Management Development Committee are directors B.S. Ruffin (chairman of the committee), G. G. Fulbright, J.M. Sansom, W.J. Kennedy III (Director Emeritus) and Lem Long, Jr. (Director Emeritus). The Compensation Committee met twice during the year ended December 31, 2001.

How are Directors Compensated?

During 2001, members of the M&F Bancorp, Inc. Board of Directors received an annual retainer fee of $1,500, $425 for each Board meeting attended and $325 for each committee meeting attended, except that non-officer committee chairmen received $425 for each committee meeting attended.

During the year ended December 31, 2001, Mechanics & Farmers Bank's non-officer directors received an annual retainer of $1,500 and a monthly fee of $425 for each Board meeting attended. Non-officer directors also received $325 for each committee meeting attended, and the chairman of each committee received $425 per meeting attended. Directors who are officers or employees of M&F Bancorp, Inc. or its subsidiaries received no additional compensation for service as directors or members of Board committees of Mechanics & Farmers Bank.

How Can a Stockholder Nominate Someone for the Board?

According to M&F Bancorp, Inc.'s Bylaws, any stockholder nomination of candidates for election to the Board of Directors at the 2003 annual meeting must be made in writing to M&F Bancorp, Inc.'s Corporate Secretary not fewer than 30 days nor more than 50 days prior to the date of the meeting at which such nominations will be made; provided, however, if less than 21days notice of the meeting is given to stockholders, such nominations must be delivered to the Secretary of M&F Bancorp, Inc. not later than the close of business on the seventh day following the day on which the notice of meeting was mailed.

Stockholder nominations must contain the following information if known to the nominating stockholder:

         . The name and address of each proposed nominee;
         . The principal occupation of each proposed nominee;
         . The total number of shares of M&F Bancorp, Inc. common stock that will be voted for each proposed nominee;

         . The name and address of the nominating stockholder; and . The number of shares of M&F Bancorp, Inc. common stock owned by the nominating stockholder.

The Board of Directors of M&F Bancorp, Inc. may disregard any nominations that do not comply with these requirements. Upon the instruction of the Board of Directors of M&F Bancorp, Inc., the vote inspector for the annual meeting may disregard all votes cast for a nominee if the nomination does not comply with these requirements.


                            REPORT OF AUDIT COMMITTEE

The members of the Audit Committee are believed to be independent as that term is defined in Rule 4200(a)(15) of the NASD's listing standards. The Board of Directors of M&F Bancorp, Inc. has adopted a written charter for the Audit Committee which is reviewed annually, and amended as needed, by the Committee.

The Audit Committee has reviewed and discussed the audited financial statements with management of M&F Bancorp, Inc. and has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Committee has received the written disclosures and the letter from the independent auditor required by Independence Standards Board Standard No. 1, and has discussed with the independent auditor the independent auditor's independence. Based upon these reviews and discussions, the Committee recommended to the Board of Directors of M&F Bancorp, Inc. that the audited financial statements be included in the Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

                                                 G.G. Fulbright
                                                 B.S. Ruffin
                                                 J.M. Sansom
                                                 M. K. Sloan


                             EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for the fiscal years ended December 2001, 2000 and 1999, the cash compensation received by Mechanics & Farmers Bank's chief executive officer and the Bank's executive officers whose total annual salary and bonus during 2001 exceeded $100,000, as well as certain other compensation paid or accrued for those years. M&F Bancorp, Inc. does not pay its executive officers any cash compensation. However, the executive officers of M&F Bancorp, Inc. are also executive officers of Mechanics & Farmers Bank and receive compensation from the Bank.

                                             Annual Compensation                Long Term Compensation   All Other Compensation/1,2/
                                     ---------------------------------------    ----------------------   ---------------------------

                                                                                Securities Underlying
                                                                                    Options/Stock
              Name and                                          Other Annual     Appreciation Rights
         Principal Position          Year   Salary       Bonus  Compensation     ("SARS") (in shares)
         ------------------          ----   ------       -----  ------------     --------------------
Lee Johnson, Jr.                     2001  $146,134          0       0                    0/0                     $ 109,983
President of M&F Bancorp, Inc. and   2000   107,370    $ 7,898       0                 18,000/0/3/                   50,175
President/Chief Executive Officer    1999    95,000      5,771       0                    0/0/4/                     21,477
of Bank

E. Elaine Small                      2001  $105,884          0       0                    0/0                     $   6,773
Vice President of  M&F Bancorp, Inc. 2000              $ 5,771       0                15,600/0/3/                     6,200
and Executive Vice President/        1999    90,107      5,224       0                    0/0/4/                      4,529
Operations Group Executive of
Mechanics & Farmers Bank                     86,000

--------------------
/1/ For Mr. Johnson for 2001: represents an employer contribution of $8,763 to the Retirement Plus Plan and Deferred Salary Agreement, $1,032 in life insurance premiums for coverage in excess of $50,000 and $100,188 in expenses incurred under the Mechanics & Farmers Bank supplemental Executive Retirement Plan; for 2000: represents an employer contribution of $6,850 to the Retirement Plan and Deferred Salary Agreement, $1,032 in life insurance premiums for coverage in excess of $50,000, and $42,293 in expenses incurred under the Mechanics & Farmers Bank Supplemental Executive Retirement Plan; and for 1999: represents an employer contribution of $6,582 to the Retirement Plus Plan and Deferred Salary Agreement, $728 in life insurance premiums for coverage in excess of $50,000, and $14,167 in expenses incurred under the Mechanics & Farmers Bank Supplemental Executive Retirement Plan.

/2/ For Ms. Small for 2001: represents an employer contribution of $6,353 to the Retirement Plus Plan and Deferred Salary Agreement and $420 in life insurance premiums for coverage in excess of $50,000; for 2000: represents an employer contribution of $5,814 to the Retirement Plus Plan and Deferred Salary Agreement and $387 in life insurance premiums for coverage in excess of $50,000; and for 1999: represents an employer contribution of $4,192 to the Retirement Plus Plan and Deferred Salary Agreement and $337 in life insurance premiums for coverage in excess of $50,000.

/3/ Includes 18,000 and 15,600 shares subject to option (adjusted to reflect the January 21, 2000 3-for-2 stock split) granted on December 28, 1999 to Mr. Johnson and Ms. Small, respectively. These options, granted pursuant to the Incentive Stock Option Plan of 1999, entitle the optionees to purchase at any time after vesting and before December 28, 2009, shares of common stock in exchange for an exercise price of $ 15.67 per share, which was the fair market per share value of the common stock on the date of grant (adjusted to reflect the January 21, 2000 3-for-2 stock split). Of the options granted to Mr. Johnson and Ms. Small, 50% of the options vested on December 28, 1999, 20% vested on December 28, 2000, 20% vested on December 28, 2001 and the remaining 10% will vest on December 28, 2002. All options become 100% vested upon death, disability, retirement at age 65 or upon a change in control of M&F Bancorp, Inc.

/4/ The options granted in 1999 were repriced as a result of the January 21, 2000 3-for-2 stock split and, therefore, are disclosed as stock option grants made in 2000 as described in footnote 3.

Stock Option Plan

The Incentive Stock Option Plan of 1999 (the "Plan") which provides for the grant of stock options for the purchase of up to 85,000 shares (adjusted for the January 21, 2000 3-for-2 stock split) of M&F Bancorp, Inc.'s common stock as incentive awards to officers of M&F Bancorp, Inc. and its subsidiaries (the "Key Employees," including the executive officers, but excluding any director who is not also a full-time employee of M&F Bancorp, Inc. or a subsidiary). The purpose of the Plan generally is to assist the Bank in attracting and retaining key employees and align their interests with those of stockholders, and to encourage and motivate Key Employees to perform at levels that will contribute to both M&F Bancorp, Inc.'s financial performance and to the growth of the market value of M&F Bancorp, Inc.'s common stock, thereby enhancing stockholder value. The Plan expires on December 28, 2009, and no options may be granted thereafter.

Plan Administration. The Plan is administered by the Board of Directors. If a director is eligible as an employee for the grant of an option, that director must recuse himself or herself and not participate in the discussion, nor vote on the award of any option to him or her. The Board of Directors is authorized:

         . to make all determinations regarding the persons to whom and numbers of shares and amounts for which stock options will be granted under the Plan,
         . to specify the terms of all awards or grants under the Plan, . to interpret and make all other determinations under the Plan, . to prescribe, amend and rescind rules and regulations with respect to the operation of the Plan, and
         . to take other actions relating to and reasonable or advisable in administering the Plan.

Stock Options. An option is a right that may be granted by the Board of Directors to a Key Employee under the Plan to purchase a specified number of shares of common stock during a specified period of time and at an agreed upon purchase price (the "Exercise Price"). Stock Options granted under the Plan are incentive stock options ("ISOs") pursuant to Section 422 of the Internal Revenue Code of 1986 (the "Code"). The Exercise Price of common stock covered by each option granted will be set by the Board of Directors at the time the option is granted, but may not be less than 100% of the fair market value (as determined by the Board of Directors in such manner as it, in its sole discretion, deems to be reasonable and appropriate) of a share of common stock at the time the option is granted (or 110% of the fair market value in the case of an ISO granted to an optionee who owns more than 10% of the outstanding voting common stock).

Each option will vest and become exercisable as specified by the Board of Directors and, to the extent not previously exercised, will expire and may not be exercised after the earlier of:

         (i) the expiration date set by the Board of Directors at the time of grant (which may be no more than ten years after the date of grant, or five years in the case of an ISO granted to a Key Employee who owns more than 10% of the outstanding voting common stock);

         (ii) 90 days after the date of termination of the Key Employee's employment other than by reason of his or her death, disability, or termination for cause (as defined in the Plan);

         (iii) twelve months following the termination of the Key Employee's employment as a result of his or her death or disability; or

         (iv) immediate termination if the Key Employee's employment is terminated for cause or if the Key Employee competes with the Bank (as compete is defined in the Plan).

With respect to ISOs, the aggregate fair market value (determined as of the date of grant) of common stock for which all such options granted to any Key Employee may become exercisable for the first time in any calendar year may not exceed $100,000; and, in connection with any option granted, the Board may impose such other restrictions or conditions as it may deem appropriate.

At the time an option is exercised, the Optionee must make full payment of the aggregate exercise price for shares being purchased. Payment shall be made in cash. Optionees will have no rights as stockholders with respect to any shares covered by options granted to them until those options have been exercised and the exercise price for the shares has been paid.

ISOs granted under the Plan are intended to qualify for favorable income tax treatment. Under the Internal Revenue Code, an optionee is not taxed in the year in which an ISO is exercised, unless the alternative maximum tax rules apply. If an optionee holds common stock purchased upon the exercise of an ISO for a period of at least two years following date of grant and at least one year from the date the ISO is exercised (or dies while owning stock), then, upon disposition of the common stock (or upon death while owning the stock), he or she (or his or her estate, as applicable) will realize capital gain equal to the excess of the sale price of the common stock over the exercise price. M&F Bancorp, Inc. will not be permitted to take a tax deduction at any time in connection with ISOs, unless stock purchased upon exercise is disposed of prior to expiration of the two holding periods. If the optionee exercises the ISO prior to the expiration of the two holding periods, the optionee will realize ordinary income equal to the lesser of:

         (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or

         (ii) the difference between the exercise price and sales price,

and M&F Bancorp, Inc. is allowed to take a deduction for the same amount.

Adjustments of Rights in Certain Events. In the event of increases, decreases or changes in the outstanding common stock resulting from a merger, consolidation, stock dividend, split-up, combination, exchange of shares, recapitalization, or change in capitalization, the total number of shares authorized under the Plan and subject to options outstanding and the purchase price per share will be proportionately and appropriately adjusted.

Change in Control Transactions. Immediately prior to a change in control, each outstanding option will become immediately vested and may be exercised in full under the terms of the Plan. A "change in control" includes:

         .    the acquisition of more than 50% of the stock of M&F Bancorp,Inc.,
         .    the sale of all or substantially all of the assets of M&F Bancorp,
              Inc., and
         .    the merger or consolidation of M&F Bancorp, Inc. with another entity at least 50% of the stock of which is owned by the stockholders of M&F Bancorp, Inc.

Amendments. The Board of Directors may, from time to time, amend, suspend, or terminate the Plan. However, no such action will adversely affect any optionee's rights under any then outstanding option, and the Board shall not:

         (i) increase the maximum number of shares of common stock authorized for the Plan,
         (ii) change the class of employees to other than Key Employees,
         (iii)reduce the basis upon which the minimum option price is determined,
         (iv) extend the period within which the options under the Plan may be granted, or
         (b) provide for an option that is exercisable during a period of more than ten years from the date it is granted.

Tax Withholding. As a condition to the distribution of shares of common stock upon the exercise or vesting of options under the Plan, M&F Bancorp, Inc. may require that the Key Employee pay to M&F Bancorp, Inc., or

M&F Bancorp, Inc. may withhold, the amount of any federal or state income or other taxes applicable to income that the optionee is considered to realize from such delivery and that the Board of Directors believes M&F Bancorp, Inc. is required by law to withhold.

Option Grants. On December 28, 1999, the Board of Directors awarded options to purchase 82,000 shares of common stock (adjusted to reflect January 21, 2000 3-for-2 stock split) to nine Key Employees at an exercise price of $15.67 per share (adjusted to reflect January 21, 2000 3-for-2 stock split). Of those options granted on December 28, 1999, 22,800 options have expired unexercised and are again available for grant under the Plan. No options were exercised by Mr. Johnson or Ms. Small during the year ended December 31, 2001. Following is certain information related to the options granted to Mr. Johnson and Ms. Small. No additional options were granted to Mr. Johnson or Ms. Small during the year ended December 31, 2001.

               Aggregated Option/SAR Exercises in Last Fiscal Year
                      and Fiscal Year-End Option/SAR Values

                                                           Number of Securities           Value of Unexercised
                                                          Underlying Unexercised              in-the-Money
                                                             Options/SARs at                 Options/SARs at
                                                              Fiscal Year                     Fiscal Year
                                                                  End /1/                         End /2/
                                                          ----------------------          --------------------
                                                                     -                              -
                        Shares Acquired      Value
                          on Exercise      Realized
Name                         (#)               $       Exercisable   Unexercisable    Exercisable   Unexercisable
----                    ---------------   ----------   -----------   -------------    -----------   -------------
                               -
Lee Johnson, Jr.               0             $ 0         16,200           1,800         $170,100        $18,900

E. Elaine Small                0             $ 0         14,040           1,560         $147,420        $16,380

--------------------

/1/ Numbers are adjusted to reflect the January 21, 2000 3-for-2 stock split. Fifty percent of the options vested on December 28, 1999, 20% vested on December 28, 2000, 20% vested on December 28, 2001, and the remaining 10% will vest on December 28, 2002.

/2/ The exercise price is $15.67 (adjusted to reflect the January 21, 2000 3-for-2 stock split). The price paid for the common stock in the last trade known to management to have occurred prior to December 31, 2001 was $10.50, which trade occurred on December 3, 2001.

Employment Agreements

Employment Agreement. Mechanics & Farmers Bank has entered into an employment agreement with Lee Johnson, Jr. The agreement with Mr. Johnson provides for an initial annual base salary of $130,000, which may be increased at the discretion of the Compensation Committee of the Board of Directors of Mechanics & Farmers Bank. In addition to base salary, the agreement provides for Mr. Johnson's participation in employee benefit plans and other fringe benefits applicable to executives and other employees of Mechanics & Farmers Bank.

The agreement provides for an initial term of three years. However, the term of the agreement will be automatically extended for an additional term of one year on each anniversary date of the agreement unless a non-renewal notice is given by either party to the other prior to the anniversary date of the agreement, so that the remainder of the term of the agreement is never less than two years nor more that three years. In the event Mr. Johnson's employment is terminated by Mechanics & Farmers Bank at any time for cause or by Mr. Johnson without cause, no termination benefit will be payable. If Mr. Johnson is terminated without cause, Mr. Johnson will continue to receive his then current salary and all other benefits, except qualified retirement plan benefits, for a period of two years from the termination date. In the alternative and at Mr. Johnson's election, the present value of two years' salary and bonuses can be paid in a lump sum within 60 days of a termination without cause. If Mr. Johnson is constructively terminated, as defined in the agreement, Mr. Johnson is entitled to receive his then current salary for the remainder of the term of the agreement and any employee benefits in accordance with the terms and provisions of those plans.

The agreement with Mr. Johnson also provides for the payment of a severance benefit to Mr. Johnson in the event his employment is terminated in conjunction with or following a change in control, as defined in the agreement. Under the terms of the agreement, in the event of an unapproved change in control, as defined in the agreement, Mr. Johnson is entitled to receive an amount equal to his base salary and bonuses approved under the agreement times 2.99, payable in even installments over an approximately three-year period following termination, as well as all benefits except qualified retirement plan benefits, or, at the Mr. Johnson's election, a lump sum payment within 60 days of the termination date equal to the present value of his base salary and bonuses approved under the agreement times 2.99 as well as all benefits except qualified retirement plan benefits. In the event of an approved change in control, as defined in the agreement, upon Mr. Johnson's declaration of termination at will, as provided in the agreement, or upon the Bank's termination without cause within two years following the change in control, Mr. Johnson is entitled to the same benefits payable upon termination after an unapproved change in control. In any case, Mr. Johnson is also entitled to receive, in addition to the termination benefit, a cash payment in an amount equal to the amount of any excise tax liability incurred by Mr. Johnson under Section 4999 of the Internal Revenue Code of 1986, as amended, as a result of the receipt of the termination benefit.

The agreement also restricts, following termination of employment, the right of Mr. Johnson to compete against Mechanics and Farmers Bank within the counties in which the Bank has offices during the term of the agreement. The restriction applies during any period following termination of employment in which Mr. Johnson is receiving termination payments or is participating in benefit plans. However, the non-compete restriction does not apply if employment is terminated without cause. If Mr. Johnson is terminated for cause, the non-compete period will be twelve months following the termination date.

Retention Bonus Agreements. Mechanics and Farmers Bank has entered into retention bonus agreements with Lee Johnson, Jr., Fohliette W. Becote, Harold Sellars, W. Donald Harrington and E. Elaine Small, effective on April 1, 2000. The agreements with these executives provide for the payment of severance benefits to the executives in the event of a change in control. Under the terms of the agreements, upon a change in control, the executives are entitled to receive an amount equal to their then current base annual salary in a lump sum payment. Additionally, in the event the executives' employment is terminated without cause following a change in control, the executives are entitled to a lump sum payment equal to 24 months of their then current base annual salary. In both cases, the lump sum payment, if it constitutes a "golden parachute payment" pursuant to the Internal Revenue Code, will be reduced to that amount necessary so that no portion of the lump sum payment will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code.

For the purposes of the retention bonus agreements, change in control generally includes:

         . the acquisition by any person or group of 50% or more of the outstanding securities of M&F Bancorp, Inc.; or
         . the occurrence of any merger, consolidation, exchange or reorganization to which M&F Bancorp, Inc. is a party and to which M&F Bancorp, Inc. is not the surviving entity.

The agreements also restrict the right of the executives to compete against Mechanics and Farmers Bank within a 60-mile radius of the main office of Mechanics and Farmers Bank for a period of twelve months following the termination of their employment following a change in control, except if their employment is terminated without cause.

Indebtedness of and Transactions with Management

         Mechanics and Farmers Bank makes loans to its employees, including its executive officers and directors, in the ordinary course of its business. Mechanics and Farmers Bank has adopted a policy which sets forth the requirements applicable to such loans. These loans are made using the same credit and underwriting standards as are applicable to the general public, and such loans do not involve more than the normal risk of collectability or present other unfavorable features. Pursuant to its employee loan policy loans to directors and employees are made on the same terms, including interest rates and collateral, as those prevailing for comparable transactions with nonaffiliated persons. None of the loans Mechanics & Farmers Bank has made to the directors and executive officers and members of their immediate families since December 31, 2000 exceed $60,000 in the aggregate.

                        PROPOSAL 1: ELECTION OF DIRECTORS

General

M&F Bancorp, Inc.'s Articles of Incorporation authorize the Board of Directors to fix the exact number of directors from time to time within a range of no fewer than three nor more than nine people. The Board of Directors has fixed the number of directors for the coming year at seven people.

Directors are currently nominated and elected for one year terms. The individuals elected as directors at this annual meeting will hold office until the 2003 annual meeting of stockholders or until their successors are elected and qualified.

Each nominee for director has indicated that he or she is able and willing to serve on the Board of Directors. If any nominee becomes unable to serve, the common stock represented by all properly completed proxies will be voted for the election of a substitute nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unavailable to serve or why a substitute nominee would be required.

Nominees for Election at this Annual Meeting

Information about the nominees for election at the annual meeting is set forth below:

Willie T. Closs, Jr., Director Nominee of M&F Bancorp, Inc. Mr. Closs, 46, is a Director and Executive Vice President of N.C. Mutual Life Insurance Company, and has been associated with that insurance company since 1983.

Genevia Gee Fulbright, Director of M&F Bancorp, Inc. since 2000. Director of Mechanics & Farmers Bank since 1994. Ms. Fulbright, 39, is Vice President of Fulbright and Fulbright, CPA, PA, and has been associated with the firm since 1987.

Lee Johnson, Jr., Director of M&F Bancorp, Inc. since 2001. Director of Mechanics & Farmers Bank since 1994. President of M&F Bancorp, Inc., President/Chief Operating Officer of Mechanics & Farmers Bank, October 2000 to the present; Vice President of M&F Bancorp, Inc., Executive Vice President/Chief Financial Officer/Financial Group Executive of Mechanics & Farmers Bank, September 1999 to September 2000; Vice President of M&F Bancorp, Inc., Executive Vice President/Chief Financial Officer/Financial Group Executive of Mechanics & Farmers Bank, April 1996 to October 2000.

Benjamin S. Ruffin, Director of M&F Bancorp, Inc. since 1999. Director of Mechanics & Farmers Bank since 1977. Mr. Ruffin, 60, is the President of the Ruffin Group, a management consulting firm located in Winston-Salem, North Carolina. Mr. Ruffin was with R. J. Reynolds Tobacco Co. from 1986 until 1999, most recently in the position of Vice President of Corporate Affairs.

Joseph M. Sansom, Director of M&F Bancorp, Inc. since 1999. Director of Mechanics & Farmers Bank since 1987. Mr. Sansom, 58, is currently retired. He previously served with the State of North Carolina in the Treasurer's office as the Assistant to the State Treasurer from 1996 to January 2002. Prior to that time he worked for IBM in various financial positions and retired in 1995 after 30 years of service. Mr. Sansom is the son of Vivian M. Sansom, who owns more than ten percent of M&F Bancorp, Inc.'s outstanding common stock.

Maceo K. Sloan, Director of M&F Bancorp, Inc. since 2000. Director of Mechanics & Farmers Bank since 1980. Mr. Sloan, 52, is currently Chairman, President and Chief Executive Officer of Sloan Financial Group, Inc. Mr. Sloan serves as a director of NCM Capital Management Group, Inc. and SCANA Corporation and as a trustee of CREF-College Retirement Equities Fund, all of which are investment companies subject to the reporting requirements of the Securities Exchange Act of 1934.

Aaron L. Spaulding, Director of M&F Bancorp, Inc. since 1999. Director of Mechanics & Farmers Bank since 1994. Mr. Spaulding, 58, is the Chairman, President and Chief Executive Officer of Prestige Travel, an American Express representative. Mr. Spaulding also serves as a member of the North Carolina Savings Institutions Commission and as a director of Utendahl Capital Partners which is a company subject to the reporting requirements of the Securities Exchange Act of 1934.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THESE SEVEN
                                         ---
NOMINEES AS DIRECTORS OF M&F BANCORP, INC. FOR THE COMING YEAR.


     PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE BYLAWS OF M&F BANCORP, INC.

The Articles of Incorporation of M&F Bancorp, Inc. authorize the board of directors to fix the exact number of directors from time to time within a range of no fewer than three nor more than nine people. The bylaws of M&F Bancorp, Inc. provide that if the number of directors is nine or more, upon approval of the stockholders, the terms of directors will be staggered so that the terms of approximately one-third of the directors will expire each year. The requirement that stockholder approval be obtained after the size of the board is increased in order for the directors to have staggered terms would require the board of directors to increase the size of the board and would require nominees to the board to agree to serve, without knowing what their terms on the board would be. This makes organizational planning difficult and cumbersome.

The Board of Directors believes that it is in the best interest of M&F Bancorp, Inc. to include in M&F Bancorp, Inc.'s Bylaws a provision requiring that if and when the number of directors on the M&F Bancorp, Inc. Board of Directors is nine or more, the terms of directors will, without any requirement for stockholder approval, be staggered so that the terms of approximately one-third of the directors will expire each year.

Because such a provision can limit the ability of a potential acquiror who is attempting to acquire control of M&F Bancorp, Inc. to replace M&F Bancorp, Inc.'s directors through the normal election process, it may be used, or have the effect of, an "anti-takeover" device or a deterrent to an acquisition or change in control of M&F Bancorp, Inc. The Board of Directors of M&F Bancorp, Inc. has unanimously approved this amendment to the Bylaws.

The existing language of Article III, Section 5 of the Bylaws of M&F Bancorp, Inc. and the proposed language for the Amended and Restated Article III, Section 5 of the Bylaws of M&F Bancorp, Inc. are attached as Appendix A.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE
                                         ---
BYLAWS OF M&F BANCORP TO PROVIDE FOR STAGGERED TERMS IF AND WHEN THE NUMBER OF DIRECTORS IS NINE OR MORE, WITHOUT Stockholder APPROVAL.

         PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The certified public accounting firm of Deloitte & Touche, L.L.P. has been appointed by the Board of Directors to serve as the independent auditor for M&F Bancorp, Inc. for 2002. A proposal to ratify that appointment is being submitted to the stockholders. Representatives of Deloitte & Touche are expected to attend the annual meeting and will be available to respond to appropriate questions and, if they desire to do so, will have the opportunity to make a statement.

Audit Fees

The total fees (including related out-of-pocket expenses) billed for professional services rendered by Deloitte & Touche, L.L.P. in connection with
(i) the audit of M&F Bancorp, Inc.'s annual financial statements for the fiscal year ended December 31, 2001, (ii) its reviews of the financial statements included in M&F Bancorp, Inc.'s Forms 10-QSB for that fiscal year, and (iii) related fees and costs were $63,635.

Financial Information Systems Design and Implementation Fees

Deloitte & Touche, L.L.P. did not, directly or indirectly, operate, or supervise the operation of, M&F Bancorp, Inc.'s information system or manage M&F Bancorp, Inc.'s local area network during the fiscal year ended December 31, 2001.

All Other Fees

No other services for which fees were charged were provided to M&F Bancorp, Inc. by Deloitte & Touche, L.L.P. during the fiscal year ended December 31, 2001.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF
                                         ---
DELOITTE & TOUCHE, L.L.P. AS INDEPENDENT AUDITOR FOR M&F BANCORP, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires directors, executive officers and greater than 10% stockholders to file reports of their ownership and any changes in ownership of M&F Bancorp, Inc. common stock with the Securities and Exchange Commission. These directors, executive officers and greater than 10% stockholders are required by regulation to provide M&F Bancorp, Inc. with a copy of any Section 16(a) reports they file. Based on M&F Bancorp, Inc.'s review of copies of these reports received by it and written representations made to M&F Bancorp, Inc. by these persons, M&F Bancorp, Inc. believes that all Section 16(a) filing requirements applicable to its directors, executive officers and greater than 10% stockholders were satisfied during the year ended December 31, 2001.

                                  OTHER MATTERS

The Board of Directors knows of no other matters to be considered at the annual meeting. If other matters are properly brought before the annual meeting or any adjournment of the annual meeting, the people appointed in the proxy intend to vote the shares represented by the proxy according to their best judgment.

               STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

It is presently anticipated that the 2003 annual meeting of stockholders will be held on May 6, 2003. In order for the stockholder proposals to be included in M&F Bancorp, Inc.'s proxy materials for that meeting, proposals must be received by the Corporate Secretary at M&F Bancorp, Inc.'s principal executive office no later than December 2, 2002, and meet all other applicable requirements for inclusion in the proxy statement.

In the alternative, a stockholder may commence his or her own proxy solicitation and present a proposal from the floor of the 2003 annual meeting of stockholders. In order to do so, the stockholder must notify the Corporate Secretary in writing at M&F Bancorp, Inc.'s principal executive office no later than February 14, 2003 of his or her proposal. If the Corporate Secretary is not notified of the stockholder's proposal by February 14, 2003, the Board of Directors may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board of Directors for the 2003 annual meeting.

                                  MISCELLANEOUS

M&F Bancorp, Inc.'s annual report to stockholders for the year ended December 31, 2001 has been mailed with this proxy statement to all stockholders of record as of March 18, 2001. Any stockholder who has not received a copy of the annual report may obtain a copy by writing to M&F Bancorp, Inc. The annual report is not to be treated as part of this proxy statement or a solicitation of proxies.

A COPY OF M&F BANCORP, INC.'S FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE PROVIDED TO YOU WITHOUT CHARGE IF YOU ARE A STOCKHOLDER OF M&F BANCORP, INC. ON MARCH 18, 2002. PLEASE MAKE YOUR WRITTEN REQUEST TO FOHLIETTE BECOTE, CORPORATE SECRETARY, M&F BANCORP, INC., 2634 CHAPEL HILL BLVD., DURHAM, NORTH CAROLINA 27707.

WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS SOON AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON. IF YOU DO ATTEND THE ANNUAL MEETING, YOU THEN MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THE PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO VOTING.

                                                                      APPENDIX A

                         EXISTING ARTICLE III, SECTION 5

                                     OF THE

                           BYLAWS OF M&F BANCORP, INC.

         Section 5. Terms of Directors. Each initial director shall hold office
                    ------------------
until the earliest of the first shareholders' meeting at which directors are elected, or until such director's death, resignation, or removal.

         At all times that the number of directors is less than nine (9), each director shall be elected to a term ending as of the next succeeding annual meeting of shareholders or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor shall be elected and shall qualify.

         In any election of directors following the organization of M&F Bancorp, Inc. as a bank holding company, where the total number of directors is nine or more, the directors may, upon recommendation of the Board of Directors and approval of the shareholders, be divided into three (3) classes, as nearly equal in number as may be possible, to service in the first instance for terms of one
(1), two (2) and three (3) years, respectively, from the date such class of directors takes office or until their earlier death, resignation, retirement, removal, or disqualification or until their successors shall be elected and shall qualify. Thereafter the successors in each class of directors shall be elected for terms of three (3) years or until their earlier death, resignation, retirement, removal, or disqualification or until their successors shall be elected and shall qualify. In the event of any increase or decrease in the number of directors at a time when the directors are so classified, the additional or eliminated directorships shall be classified or chosen so that all classes of directors shall remain or become as nearly equal as possible in number.

         Notwithstanding the provisions of this Section 5, a decrease in the number of directors does not shorten an incumbent director's term. Despite the expiration of a director's term, such director shall continue to serve until a successor shall be elected and qualified or until there is a decrease in the number of directors.

              PROPOSED AMENDED AND RESTATED ARTICLE III, SECTION 5

                                     OF THE

                           BYLAWS OF M&F BANCORP, INC.

         Section 5. Terms of Directors. Each initial director shall hold office
                    ------------------
until the earliest of the first shareholders' meeting at which directors are elected, or until such director's death, resignation, or removal.

         At all times that the number of directors is less than nine (9), each director shall be elected to a term ending as of the next succeeding annual meeting of shareholders or until his or her earlier death, resignation, retirement, removal or disqualification or until his or her successor shall be elected and shall qualify.

         In the first election of directors that the total number of directors is nine (9) or more, the directors shall be divided into three (3) classes, as nearly equal as possible in number as may be, to serve in the first instance for terms of one (1), two (2) and three (3) years, respectively, from the date such class of directors takes office or until their earlier death, resignation, retirement, removal or disqualification or until their successors shall be elected and shall qualify, and thereafter the successors in each class of directors shall be elected for terms of three (3) years or until their earlier death, resignation, retirement, removal, or disqualification or until their successors shall be elected and shall qualify. In the event of any increase or decrease in the number of directors at a time that the directors are so classified, the additional or eliminated directorships shall be classified or chosen so that all classes of directors shall remain or become as nearly equal as possible in number.

         Notwithstanding the provisions of this Section 5, a decrease in the number of directors does not shorten an incumbent director's term. Despite the expiration of a director's term, such director shall continue to serve until a successor shall be elected and qualified or until there is a decrease in the number of directors.

[X] Please mark your votes as in this example.

1. Elect seven (7) persons to serve on the Board of Directors of M&F Bancorp, Inc. until the annual meeting of stockholders in 2003.

Nominees:Lee Johnson, Jr., Benjamin S. Ruffin, Aaron L. Spaulding, Joseph M. Sansom, Genevia Gee Fulbright, Maceo K. Sloan, Willie T. Closs, Jr.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark "For all Nominees Except" and write that person's name below.)

For all                   Withhold                            For all
Nominees [_]          Authority to Vote[_]                Nominees Except[_]

2. Approve an amendment to the Bylaws of M&F Bancorp, Inc. which provides that if and when the number of directors on the M&F Bancorp, Inc. Board of Directors is nine or more, the terms of directors will, without any requirement for stockholder approval, be staggered so that the terms of approximately one - third of the directors will expire each year.

           FOR[_]              AGAINST[_]               ABSTAIN[_]


3. Ratify the selection of Deloitte & Touche, L.L.P.    FOR     AGAINST  ABSTAIN
as the independent auditor for M&F Bancorp, Inc.        [_]       [_]       [_]
for the fiscal year ending December 31, 2002.


4. Consider any other business that may properly be brought before the meeting or any adjournment of the annual meeting.

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

  SIGNATURE_________________________________DATE_____________


  SIGNATURE_________________________________DATE_____________
  (if jointly held)

  If acting Attorney, Executor, Trustee or other representative capacity, please sign name and title.


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                              Fold and Detach Here
                         Return in the Envelop Enclosed

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Stockholders
                                M&F Bancorp, Inc.

                                 April 30, 2002

               Note:   Your signature should correspond with your name
               as it appears hereon. Joint owners should each sign.
               When signing for a corporation or partnership or an agent, attorney, executor, administrator, trustee or guardian, please set forth full title as it appears hereon. Stockholders of record at the close of business on March 18, 2002 are entitled to vote at the annual meeting.

                                M&F Bancorp, Inc.
                           2634 Chapel Hill Boulevard
                             P. O. Box 1932 (27702)
                                Durham, NC 27707
                                 (919) 683-1521

This Proxy is solicited by the Board of Directors in connection with the Annual Meeting of the stockholders of M&F BANCORP, INC. (the "Company"). The undersigned hereby appoints Lee Johnson, Jr., Joseph M. Sansom, Julia W. Taylor, and Walter S. Tucker or any of them, as Proxies of the undersigned, with full power of substitution to vote, as designated on the reverse side of this proxy, the number of shares of common stock of the Company held of record by the undersigned on March 18, 2002 on the proposals set forth on the reverse and described in the accompanying proxy statement at the Annual Meeting of Stockholders of the Company to be held on Tuesday, April 30, 2002, at 10:00 a.m. at the M&F Corporate Center, 2634 Chapel Hill Boulevard, Durham, NC.

         This Proxy will be voted as directed. If you execute and return this Proxy but do not specify otherwise, this Proxy will be voted FOR all the nominees and FOR the proposals listed on the reverse, and, in the Proxies' discretion, on any other matter that may properly come before the meeting. This Proxy is revocable prior to its exercise.

                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

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